                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 28, 2000
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                    333-92245                 33-0639768
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)



 27051 Towne Centre Drive, Suite 200
     Foothill Ranch, California                                    92610
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500




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

Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-92245) filed with the Securities and Exchange Commission (the "Commission") on December 7, 1999, Amendment No. 1 thereto filed with the Commission on January 18, 2000 and Amendment No. 2 thereto filed with the Commission on February 10, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated February 23, 2000, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 2000-A, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

        The Offered Securities were sold to Salomon Smith Barney Inc. ("Salomon"), Chase Securities Inc. ("Chase Securities") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon and Chase Securities, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of February 23, 2000 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself, Chase Securities and Merrill Lynch. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.2.

        The Notes were issued pursuant to an Indenture dated as of February 1, 2000 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 2000-A (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.6.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

        The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of February 1, 2000 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.7.

        The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of February 1, 2000 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as
Exhibit 10.1. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $338,222,112.16 (the "Initial Cut-Off Pool Balance") as of February 1, 2000 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased on or after the Initial Cut-Off Date but on or before February 22, 2000 (the "Final Cut-Off Date") with a total principal balance of $91,777,892.43.

        Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS


Aggregate principal balance ................................ $338,222,112.16
Number of contracts ................................................. 27,439
Average principal balance outstanding ........................... $12,326.33
Average original amount financed ................................ $12,444.81
Original amount financed (range) ................... $1,205.45 to $74,978.95
Weighted average APR ................................................ 14.89%
APR (range) ................................................ 2.90% to 25.53%
Weighted average original term .................................. 57.25 mos.
Original term (range) ......................................... 7 to 72 mos.
Weighted average remaining term ...................................... 56.39
Remaining term (range) ........................................ 5 to 72 mos.


                  DISTRIBUTION BY APRs OF THE INITIAL CONTRACTS


                              NUMBER
                                OF          % OF                         % OF INITIAL CUT-
                              INITIAL      INITIAL       PRINCIPAL             OFF
APR RANGE                    CONTRACTS    CONTRACTS       BALANCE          POOL BALANCE
---------                    ---------    ---------       -------          ------------
 0.000% to 7.000%.........        11         0.04    $    203,529.19            0.06
 7.001% to 8.000%.........       928         3.38      15,995,595.18            4.73
 8.001% to 9.000%.........     1,195         4.36      18,433,194.73            5.45
 9.001% to 10.000%........     1,394         5.08      20,405,205.03            6.03
10.001% to 11.000%........     1,221         4.45      16,909,053.14            5.00
11.001% to 12.000%........     1,260         4.59      16,531,874.55            4.89
12.001% to 13.000%........     1,465         5.34      19,144,798.89            5.66
13.001% to 14.000%........     1,992         7.26      25,498,255.15            7.54
14.001% to 15.000%........     2,587         9.43      33,573,054.27            9.93
15.001% to 16.000%........     3,007        10.96      37,724,898.75           11.15
16.001% to 17.000%........     3,145        11.46      37,844,284.90           11.19
17.001% to 18.000%........     2,938        10.71      33,174,318.47            9.81
18.001% to 19.000%........     1,904         6.94      20,843,044.15            6.16
19.001% to 20.000%........     1,545         5.63      15,981,411.01            4.73
20.001% to 21.000%........     1,706         6.22      17,036,298.37            5.04
21.001% to 30.000%........     1,141         4.16       8,923,296.38            2.64
          Totals..........    27,439       100.00%*  $338,222,112.16          100.00%*

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                          NUMBER              % OF                                        % OF
                        OF INITIAL           INITIAL              PRINCIPAL         INITIAL CUT-OFF
                         CONTRACTS          CONTRACTS              BALANCE           POOL BALANCE
                         ---------          ---------              -------           ------------
Alabama ..................   909               3.31         $    11,440,388.55            3.38
Arizona .................. 1,036               3.78              12,370,574.78            3.66
California ............... 6,898              25.14              89,367,748.05           26.42
Colorado .................   583               2.12               7,009,422.10            2.07
Delaware .................   210               0.77               2,460,692.99            0.73
Florida .................. 2,470               9.00              30,011,397.58            8.87
Georgia .................. 1,751               6.38              21,983,143.27            6.50
Idaho ....................   286               1.04               3,228,859.39            0.95
Illinois ................. 1,532               5.58              18,669,824.13            5.52
Indiana ..................   576               2.10               6,637.757.02            1.96
Iowa .....................   135               0.49               1,557,678.09            0.46
Kentucky .................   296               1.08               3,392,159.22            1.00
Maryland ................. 1,296               4.72              16,630,418.57            4.92
Michigan ................. 1,467               5.35              17,339,861.05            5.13
Minnesota ................    80               0.29                 905,063.28            0.27
Mississippi ..............    38               0.14                 553,282.05            0.16
Missouri .................   140               0.51               1,556,035.75            0.46
Montana ..................    10               0.04                 111,379.79            0.03
Nevada ...................   763               2.78               9,248,869.72            2.73
New Jersey ............... 1,607               5.86              19,660,785.59            5.81
North Carolina ...........   989               3.60              12,754,840.19            3.77
Ohio .....................     1               0.00                   7,205.49            0.00
Oklahoma .................   185               0.67               2,169,553.00            0.64
Oregon ...................   737               2.69               7,929,134.18            2.34
South Carolina ...........   531               1.94               6,282,564.53            1.86
Tennessee ................   506               1.84               6,471,028.61            1.91
Texas ....................   595               2.17               7,633,708.59            2.26
Utah .....................    45               0.16                 575,449.39            0.17
Virginia .................   795               2.90               9,928,850.73            2.94
Washington ...............   972               3.54              10,334,436.48            3.06
          Totals .........27,439             100.00%*       $   338,222,112.16          100.00%*

----------------
* Percentages may not add to 100% because of rounding.

        Set forth below is certain data concerning the subsequent contracts as of the final cut-off date:

                     COMPOSITION OF THE SUBSEQUENT CONTRACTS

Aggregate principal balance .................... $91,777,892.43
Number of contracts ..................................... 7,468
Average principal balance outstanding .............. $12,289.49
Average original amount financed ................... $12,289.49
Original amount financed (range) ........$1,226.00 to 72,334.00
Weighted average APR ................................... 14.74%
APR (range) ................................... 6.90% to 25.10%
Weighted average original term ..................... 57.16 mos.
Original term (range) ............................ 6 to 72 mos.
Weighted average remaining term .................... 57.07 mos.
Remaining term (range) ............................6 to 72 mos.


                DISTRIBUTION BY APRs OF THE SUBSEQUENT CONTRACTS


                           NUMBER OF            % OF                                % OF FINAL CUT-
                          SUBSEQUENT         SUBSEQUENT           PRINCIPAL               OFF
APR RANGE                  CONTRACTS         CONTRACTS             BALANCE            POOL BALANCE
---------                  ---------         ---------             -------            ------------
 0.000% to 7.000% .....         1               0.01         $       20,394.24            0.02
 7.001% to 8.000% .....       246               3.29              4,196,729.98            4.57
 8.001% to 9.000% .....       368               4.93              6,102,717.59            6.65
 9.001% to 10.000% ....       421               5.64              6,008,540.37            6.55
10.001% to 11.000% ....       404               5.41              5,516,241.64            6.01
11.001% to 12.000% ....       382               5.12              4,971,870.93            5.42
12.001% to 13.000% ....       443               5.93              5,632,646.21            6.14
13.001% to 14.000% ....       475               6.36              6,237,493.95            6.80
14.001% to 15.000% ....       633               8.48              7,895,944.06            8.60
15.001% to 16.000% ....       721               9.65              9,076,432.90            9.89
16.001% to 17.000% ....       792              10.61              9,561,738.10           10.42
17.001% to 18.000% ....       792              10.61              8,989,633.06            9.79
18.001% to 19.000% ....       529               7.08              5,673.449.17            6.18
19.001% to 20.000% ....       434               5.81              4,511,997.98            4.92
20.001% to 21.000% ....       432               5.78              4,370,403.82            4.76
Over 21.000% ..........       394               5.28              3,011,667.43            3.28
          Totals ......     7,468             100.00%*       $   91,777,892.43          100.00%*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                          NUMBER
                            OF                % OF                                     % OF
                        SUBSEQUENT         SUBSEQUENT            PRINCIPAL         FINAL CUT-OFF
                        CONTRACTS          CONTRACTS              BALANCE           POOL BALANCE
                        ---------          ---------              -------           ------------
Alabama .............       117               1.57              1,402,103.52            1.53
Arizona .............       275               3.68              3,282,651.42            3.58
California ..........     1,962              26.27             24,917,451.83           27.15
Colorado ............       197               2.64              2,265,965.98            2.47
Delaware ............        64               0.86                654,885.48            0.71
Florida .............       626               8.38              7,820,392.17            8.52
Georgia .............       526               7.04              6,768,520.97            7.37
Idaho ...............        85               1.14                886,281.62            0.97
Illinois ............       413               5.53              5,288,607.80            5.76
Indiana .............       169               2.26              2,130,677.44            2.32
Iowa ................        29               0.39                366,646.39            0.40
Kentucky ............        99               1.33              1,124,695.87            1.23
Maryland ............       286               3.83              3,622,466.03            3.95
Michigan ............       410               5.49              4,858,940.38            5.29
Minnesota ...........        59               0.79                802,099.84            0.87
Mississippi .........        19               0.25                278,772.71            0.30
Missouri ............        29               0.39                339,578.05            0.37
Montana .............         2               0.02                 16,479.77            0.02
Nevada ..............       215               2.88              2,650,767.26            2.89
New Jersey ..........       469               6.28              5,464,000.02            5.95
North Carolina ......       254               3.40              3,287,168.06            3.58
Ohio ................         0                  0                         0               0
Oklahoma ............         0                  0                         0               0
Oregon ..............       264               3.54              2,702,786.94            2.94
South Carolina ......       134               1.79              1,742,266.64            1.90
Tennessee ...........       164               2.20              2,143,313.99            2.34
Texas ...............         9               0.12                163,845.22            0.18
Utah ................        24               0.32                300,452.07            0.33
Virginia ............       286               3.83              3,533,703.77            3.85
Washington ..........       282               3.78              2,962,371.19            3.23
          Totals ....     7,468             100.00%*       $   91,777,892.43          100.00%*

----------------
* Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

        (C) Exhibits

    Exhibit No.  Description
    -----------  -----------
        1.2     Underwriting agreement dated as of February 23, 2000 by and among the registrant and Merrill Lynch, as representative of the
                Underwriters

        4.6     Indenture dated as of February 1, 2000 between Onyx Acceptance
                Owner Trust 2000-A and The Chase Manhattan Bank, as Indenture
                Trustee

        4.7     Trust Agreement dated as of February 1, 2000 among the
                Registrant, as Depositor, Bankers Trust (Delaware), as Owner
                Trustee, and The Chase Manhattan Bank, as Trust Agent

       10.1 Sale and Servicing Agreement dated as of February 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as
                Servicer and Custodian, and The Chase Manhattan Bank, as
                Indenture Trustee and Trust Agent

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONYX ACCEPTANCE FINANCIAL
                                              CORPORATION



March 7, 2000                               By: /s/ MICHAEL A. KRAHELSKI
                                                --------------------------------
                                                Michael A. Krahelski,
                                                Senior Vice President

                                 EXHIBIT INDEX

        1.2 Underwriting Agreement dated as of February 23, 2000 by and among the Registrant and Merrill Lynch, as representative of the Underwriters

        4.6     Indenture dated as of February 1, 2000 between Onyx Acceptance
                Owner Trust 2000-A and The Chase Manhattan Bank, as Indenture
                Trustee

        4.7     Trust Agreement dated as of February 1, 2000 among the
                Registrant, as Depositor, Bankers Trust (Delaware), as Owner
                Trustee, and The Chase Manhattan Bank, as Trust Agent

       10.1 Sale and Servicing Agreement dated as of February 1, 2000 among the Registrant, as Seller, Onyx Acceptance Corporation, as
                Servicer and Custodian, and the Chase Manhattan Bank, as
                Indenture Trustee and Trust Agent